Coates

ATES ENTERPRISES, LTD.
ATES INTERNATIONAL, LTD.
ATES PRECISION ENGINEERING, LTD.
ATES AUTOMOTIVE, LTD.
ATES ENGINE MANUFACTURING, LTD.
ATES TECHNOLOGIES, LTD., USA

ATES INTERNATIONAL EURO. DIV.
D.   LONDON, UK

July 7, 2006

Well to Wire Energy Inc.
1700 Varsity Estate Drive, NW
Suite 17
Calgary, Alberta, Canada
T3B 2W9

Attn: Bryan Campbell

Dear Mr. Campbell:

As you know, we are in the process of completing a financing through the investment-banking firm of Andrew Garrett, Inc. They have asked that we re-confirm a few of the basic elements of the agreement between Coates International Ltd. and Well to Wire Energy Inc. as follows:

1. Payments. We expect to ship to you in the near term the third power unit of CIL's generator up to 300 kw depending on the fuel used (the 855 cubic inch, 6 cylinder industrial electric power generator, incorporating the CSRV engine, the "Generator"). See attachment. Upon receipt thereof, and the test results meet your expectations, the balance of US $3,905,000 for research and development costs will become due and will be paid to us. In addition, 180 days later, the balance of US $4,700,000 will become due to us under the license agreement, payable in 16 equal quarterly installments.

2. Exclusivity. Pursuant to the Agreement, Well to Wire will have the exclusive right to use, lease, and sell the Coates Co-generation Systems within the Territory defined as Canada.

   Well to Wire will have the "Right of First Refusal" to market the Coates Co-generation Systems worldwide.

2100 HIGHWAY 34 & RIDGEWOOD ROAD
WALL TOWNSHIP, N.J. 07719-9738 USA
732-449-7717
FAX: 732-449-7736

3. Purchase Orders. CIL and WWE have agreed that the minimum annual number of Generators to be purchased by WWE in order to maintain exclusivity is 120. Until otherwise agreed between us, the price per Generator shall be US $150,000. The minimum purchase requirement shall start applying in 2007.

4. No Royalties. CIL and WWE further agreed that WWE shall not be required to pay any royalties to CIL as part of our agreement.

5. Patent Rights. All patent and other intellectual property rights related to the engine will remain with CIL.

Sincerely,

Mark D. Goldsmith
President & CEO
Coates Motorcycle Company

George J. Coates, E.E.ME.
President/CEO
Coates International, Ltd.

Signature:
Bryan Campbell, P. Eng.
President
Well to Wire Energy, Inc.